UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

KALA BIO, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 16, 2025, the audit committee of the Company’s Board of Directors approved the dismissal of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

On December 19, 2025, the Audit Committee approved the engagement of HTL International, LLC (“HTL”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. During the Company’s two most recent fiscal years and the subsequent interim period through December 19, 2025, neither the Company, nor anyone on its behalf, consulted HTL regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that HTL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Company’s Preliminary Proxy Statement for its 2025 annual meeting (the “2025 Annual Meeting”) as filed on December 19, 2025, each of Marjan Farid, M.D., Andrew I. Koven, C. Daniel Myers, Todd Bazmore, Mark Iwicki, and Howard B. Rosen tendered on December 19, 2025 a conditional resignation from their positions as director effective immediately after the Company’s 2025 Annual Meeting if stockholder approval is obtained at such 2025 Annual Meeting for (i) the issuance of shares of the Company’s common stock upon conversion of certain preferred stock, as described in Proposal 4 of the Company’s preliminary proxy materials, and (ii) an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, as described in Proposal 5 of the Company’s preliminary proxy materials. If both proposals are approved, the resignations will become effective immediately following the 2025 Annual Meeting; if both proposals are not approved, the resignations will not take effect. David Lazar is expected to remain a Class II director in either case after the 2025 Annual Meeting.

The resignations were not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

Date: December 29, 2025	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

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